AMENDMENT NO. 1
                         TO FOURTH AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT

                                 (Growth Funds)


THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of December 10, 1999 (the "Amendment"), is entered into by and among PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), and PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I") (EGF V, EGF VI, EGF VII and Income Fund I each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I ("FSI"), the banks, financial institutions and institutional lenders from time to time party hereto and defined as Lenders herein and FIRST UNION NATIONAL BANK as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                    RECITALS

         A. Borrowers, Lenders and Agent entered into that Fourth Amended and Restated Warehousing Credit Agreement dated as of December 15, 1998 (the "Credit Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrowers certain advances of money.

         B. Borrowers desire to amend the Credit Agreement to extend the Commitment Termination Date to June 30, 2000.

         C. Subject to the representations and warranties of Borrowers and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         Section 1.  Amendments to Credit Agreement.

                            1.1 Commitment  Termination  Date. The definition of
"Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and is replaced with the following:

                  "Commitment Termination Date" means June 30, 2000.

                            1.2  Cash  Balances.   Section  7.3  of  the  Credit
Agreement is deleted in its entirety and is replaced with the following:

                  7.3 CASH BALANCES. The Equipment Growth Funds of which FSI is the sole general partner shall maintain aggregate unrestricted cash balances of $8,500,000.

          SECTION  2.   LIMITATIONS  ON   AMENDMENTS

                            (a) The  amendments  set forth in Section 1,  above,
are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                            (b) This Amendment  shall be construed in connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, each Borrower severally as to itself, but not jointly as to the other Borrowers and FSI, and FSI jointly and severally with each Borrower and as to itself represents and warrants to each Lender and Agent as follows:

                            (a)   Immediately   after  giving   effect  to  this
Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date which shall be true as of such different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                            (b)  each   Borrower  and  FSI  has  the  power  and
authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                            (c) The respective LP-1s,  certificates of formation
and certificates of incorporation and the respective agreements of limited partnership, operating agreements and bylaws delivered by Borrowers and FSI to each Lender in connection with the closing of the Credit Agreement or, if earlier, the Third Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997 are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                            (d) The  execution and delivery by Borrowers and FSI
of this Amendment and the performance by Borrowers and FSI of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrowers and FSI;

                            (e) The  execution and delivery by each Borrower and
FSI of this Amendment and the performance by each Borrower and FSI of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting such Borrower or FSI, (ii) the organizational documents of such Borrower or FSI, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower or FSI or (iv) any contractual restriction binding on or affecting such Borrower or FSI;

                            (f) The  execution and delivery by each Borrower and
FSI of this Amendment and the performance by each Borrower and FSI of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on each Borrower and FSI, except as already has been obtained or made; and

                            (g)  This  Amendment  has  been  duly  executed  and
delivered by each Borrower and FSI and is the binding Obligation of each Borrower and FSI, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          SECTION 4. REAFFIRMATION. Each Borrower and FSI hereby reaffirms its Obligations under each Loan Document to which it is a party.

          SECTION 5. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of :

                            (a) The  execution  and delivery of this  Amendment,
whether the same or different copies, by each Borrower, FSI and each Lender to Agent;

                            (b) The  execution  and delivery by PLMI to Agent of
the Acknowledgment of Amendment and Reaffirmation of Guaranty attached to this Amendment; and

                            (c) The  receipt  by Agent of a  certificate  of the
secretary of FSI for itself and as the sole general partner or manager, as applicable of each Borrower, with incumbency signatures, attaching copies, certified to be true and correct, of (i) the current organizational documents of each Borrower and FSI (which certificate may instead refer to and incorporate by reference to such documents as previously delivered to Agent under an identified prior certificate of the secretary of Borrower) and certifying that such organizational documents have not been further amended and remain in full force and effect, and (ii) resolutions of the board of directors of FSI approving this Amendment.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          SECTION 7. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. EACH BORROWER AND FSI HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

         SECTION 8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                        PLM EQUIPMENT GROWTH FUND VI

                                BY PLM FINANCIAL SERVICES, INC.,
                                ITS GENERAL PARTNER


                                By:     /s/Richard K Brock
                                Title:  Acting CFO, Vice President and
                                        Corporate Controller

                                PLM EQUIPMENT GROWTH & INCOME FUND VII

                                BY PLM FINANCIAL SERVICES, INC.,
                                ITS GENERAL PARTNER


                                By:     /s/Richard K Brock
                                Title:  Acting CFO, Vice President and
                                        Corporate Controller



                                PROFESSIONAL LEASE MANAGEMENT INCOME FUND I,
                                L.L.C.

                                BY PLM FINANCIAL SERVICES, INC.,
                                   ITS MANAGER


                                By:     /s/Richard K Brock
                                Title:  Acting CFO, Vice President and
                                        Corporate Controller


FSI                              PLM FINANCIAL SERVICES, INC.


                                 By:    /s/Richard K Brock
                                 Title: Acting CFO, Vice President and
                                        Corporate Controller


LENDERS                          FIRST UNION NATIONAL BANK


                                 By:     /s/Bill A. Shirley
                                 Title:  Senior Vice President



AGENT                            FIRST UNION NATIONAL BANK

                                 By:     /s/Bill A. Shirley
                                 Title:  Senior Vice President